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                                                                      Exhibit 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thian Hoo Tan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Komag, Incorporated on Form 10-Q for the quarterly period ended September 28, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Komag, Incorporated.

                                                 BY:   /s/  Thian Hoo Tan
                                                       -------------------------
                                                 Name: Thian Hoo Tan
                                                 Title: Chief Executive Officer

I, Kathleen A. Bayless, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Komag, Incorporated on Form 10-Q for the quarterly period ended September 28, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such 10-Q fairly presents in all material respects the financial condition and results of operations of Komag, Incorporated.

                                                 BY:   /s/  Kathleen A. Bayless
                                                    ---------------------------
                                                 Name: Kathleen A. Bayless
                                                 Title: Chief Financial Officer


This certification accompanies this Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by Komag, Incorporated for purposes of Section 18 of the Security Exchange Act of 1934, as amended. A signed original of this written statement required by Section 906 has been provided to Komag, Incorporated and will be retained by Komag, Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.